UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 30, 2025
___________
VIPER ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-36505	46-5001985
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas Ave.
Suite 100
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000001 Par Value	VNOM	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2025, Viper Energy, Inc. (“Viper” or the “Company”) and Viper Energy Partners LLC (the “Operating Company”), as buyer parties, entered into a definitive equity purchase agreement (the “Purchase Agreement”) with Endeavor Energy Resources, LP (“Seller”) and 1979 Royalties LP and 1979 Royalties GP, LLC (collectively, the “Endeavor Subsidiaries”), each of which is a subsidiary of the Company’s parent Diamondback Energy, Inc. (“Diamondback”), to acquire the Endeavor Subsidiaries from the Seller for consideration consisting of (i) $1.0 billion in cash and (ii) the issuance of 69,626,640 units representing limited liability company interests in the Operating Company (“OpCo Units”) and an equivalent number of shares of the Company’s Class B Common Stock, par value $0.000001 per share (“Class B Common Stock”) (collectively, the “Equity Issuance”), in each case subject to customary closing adjustments, including, among other things, for net title benefits (such transaction, the “Pending Drop Down”). The OpCo Units and the Class B Common Stock to be issued in the Pending Drop Down, as well as the OpCo Units and Class B Common Stock otherwise beneficially owned by Diamondback, are exchangeable from time to time for shares of the Company’s Class A common stock, par value $0.000001 per share (the “Class A Common Stock”) (that is, one OpCo Unit and one share of Class B Common Stock, together, are exchangeable for one share of Class A Common Stock). The shares of Class A Common Stock that may be issued to Diamondback and/or its subsidiaries upon exchange of their OpCo Units and shares of Class B Common Stock, including those OpCo Units and shares of Class B Common Stock to be issued at closing of the Pending Drop Down, are subject to the existing registration rights agreement between Diamondback and the Company, dated as of November 13, 2023, previously filed by the Company with the Securities and Exchange Commission (the “SEC”).

The mineral and royalty interests owned by the Endeavor Subsidiaries and to be acquired in the Pending Drop Down represent approximately 22,847 net royalty acres in the Permian Basin, approximately 69% of which are operated by Diamondback, and have an average net royalty interest of approximately 2.8% and current oil production of approximately 17,097 BO/d (the “Endeavor Mineral and Royalty Interests”). The Endeavor Mineral and Royalty Interests include interests in horizontal wells comprised of 6,055 gross proved developed production wells (of which approximately 29% are operated by Diamondback), 116 gross completed wells and 394 gross drilled but uncompleted wells, all of which are principally concentrated in the Midland Basin, with the balance located primarily in the Delaware and Williston Basins.

The audit committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”), comprised of all independent directors and advised by its legal counsel and financial advisor, negotiated and approved the Pending Drop Down and the transactions contemplated thereby, and recommended that the Board approve the Pending Drop Down and the transactions contemplated thereby, in each case subject to the Company’s receipt of the requisite stockholder and regulatory approvals and the satisfaction or waiver of other closing conditions discussed below. Based on that recommendation, and subject to the same approvals and conditions, the Board also approved the Pending Drop Down on January 30, 2025.

The completion of the Pending Drop Down is subject to (i) the approval of the Pending Drop Down by (a) the holders of a majority of the voting power of the Company’s common stock entitled to vote on such proposal, voting together as a single class, at the special meeting of the Company’s stockholders, excluding the shares beneficially owned by Diamondback and its subsidiaries, and (b) the holders of a majority of the Company’s outstanding common stock, in each case, as required by Delaware law, (ii) regulatory clearance under the Hart-Scott-Rodino Antitrust Improvement Act (the “HSR Act”) and (iii) the satisfaction or waiver of other customary closing conditions. In addition, the Equity Issuance is subject to the approval by a majority of the total votes cast at the special meeting on such proposal, as required by the rules of the Nasdaq Stock Market LLC. The Company expects to hold the special meeting of its stockholders and, subject to the satisfaction or waiver of the foregoing conditions, close the Pending Drop Down during the second quarter of 2025.

The Company expects to fund the cash consideration for the Pending Drop Down through a combination of cash on hand, borrowings under the Company’s credit facility, and proceeds from one or more capital markets transactions, subject to market conditions and other factors. The Pending Drop Down will be accounted for as a transaction between entities under common control with the acquired properties recorded at the Seller's historical carrying value in the Company’s consolidated balance sheet.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification provisions of the parties.

The preceding summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2025, the Company issued a press release announcing certain of its financial and operating results for the fourth quarter ended December 31, 2024, and announcing the fourth quarter 2024 base and variable cash dividends. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

On January 30, 2025, Viper and the Operating Company entered into a separate purchase and sale agreement to acquire from Morita Ranches Minerals, LLC (“Morita Ranches”) mineral and royalty interests in approximately 1,691 net royalty acres located in Howard County, Texas (the “Morita Ranches Acquisition” and together with the Pending Drop Down, the “Pending Acquisitions”) for a purchase price of (i) $211 million in cash and (ii) 2,400,297 OpCo Units together with an equal number of shares of Class B Common Stock to be issued to certain affiliate designees of Morita Ranches (the “Morita Ranches Equity Recipients”), subject to certain transaction costs and post-closing adjustments. At the closing of the Morita Ranches Acquisition, the Morita Ranches Equity Recipients will (i) become parties to the Third Amended and Restated Limited Liability Agreement of OpCo, dated as of October 1, 2024, as amended, and (ii) enter into an Exchange Agreement with Viper and the Operating Company to provide for the right to exchange the OpCo Units and shares of Class B Common Stock to be acquired by the Morita Ranches Equity Recipients at closing of the Morita Ranches Acquisition for an equal number of shares of Class A Common Stock. In addition, at closing of the Morita Ranches Acquisition, Viper will enter into a registration rights agreement with the Morita Ranches Equity Recipients (the “Morita Ranches Registration Rights Agreement”), pursuant to which the Morita Ranches Equity Recipients will receive certain demand and piggyback registration rights with respect to the shares of the Class A Common Stock that may be acquired by them in exchange for OpCo Units and shares of the Class B Common Stock. The Morita Ranches Acquisition is expected to close in February 2025, subject to customary closing conditions and adjustments. The Company intends to fund the cash consideration for the Morita Ranches Acquisition with cash on hand and, if necessary, borrowings under the Operating Company’s revolving credit facility.

The information set forth in Item 1.01 above with respect to the OpCo Units and the shares of the Class B Common Stock to be issued to Diamondback in connection with the Pending Drop Down is incorporated herein by reference.

All of the OpCo Units and equivalent number of shares of Class B Common Stock to be issued to Diamondback in the Pending Drop Down and to Morita Ranches Equity Recipients in the Morita Ranches Acquisition will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering.

Item 7.01. Regulation FD Disclosure.

On January 30, 2025, Viper issued a press release announcing the Pending Drop Down, the Morita Ranches Acquisition and certain other updates, which press release is furnished to the Securities and Exchange Commission ("SEC") as Exhibit 99.1 under this Item 7.01 and Item 2.02 above of this Current Report on Form 8-K. On January 30, 2025, Viper’s parent Diamondback also issued a press release, announcing the Pending Drop Down, which press release is furnished to the SEC as Exhibit 99.7 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business or Funds Acquired.

The audited statements of revenues and direct operating expenses of the Endeavor Mineral and Royalty Interests for the nine months ended September 30, 2024 and the year ended December 31, 2023, and the related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The audited Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2024 is presented in lieu of the one-year period in reliance on Regulation S-X Rule 3-06(b).

The unaudited consolidated financial statements of Tumbleweed Royalty IV, LLC as of and for the nine months ended September 30, 2024, and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

To the extent required by Rule 3-05 of Regulation S-X, the financial statements for the pending Morita Ranches Acquisition will be included in an amendment to this Form 8-K by not later than 71 calendar days after the date on which this Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company, which comprise the consolidated combined balance sheet as of September 30, 2024 and the consolidated combined statements of operations for the nine months ended September 30, 2024 and the year ended December 31, 2023, and the related notes thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference

To the extent required by Article 11 of Regulation S-X, the pro forma financial information giving effect to the pending Morita Ranches Acquisition will be included in an amendment to this Form 8-K by not later than 71 calendar days after the date on which this Report on Form 8-K must be filed.

(d) Exhibits

Number	Description
2.1*#
Equity Purchase Agreement, dated as of January 30, 2025, by and among Endeavor Energy Resources, LP, as seller, 1979 Royalties LP and 1979 Royalties GP, LLC, as companies, Viper Energy Partners LLC, as buyer, and Viper Energy, Inc., as parent.

23.1*	Consent of Grant Thornton LLP.
23.2*	Consent of Ryder Scott Company, LP.
99.1**	Press release, dated January 30, 2025, entitled “Viper Energy, Inc., a subsidiary of Diamondback Energy, Inc., Announces Drop Down Transaction and Operations Update.”
99.2*	Audited Statements of Revenues and Direct Operating Expenses of Endeavor Mineral and Royalty Interests for the nine months ended September 30, 2024 and the year ended December 31, 2023.
99.3*	Unaudited consolidated financial statements of Tumbleweed Royalty IV, LLC as of and for the nine months ended September 30, 2024.
99.4*	Unaudited Pro Forma Condensed Combined Financial Statements of the Company.
99.5*
Audit report regarding the estimates of the proved reserves, future production and discounted future net income attributable to Endeavor Mineral and Royalty Interests audited by Ryder Scott Company, L.P., an independent petroleum engineering firm, as of December 31, 2023.

99.6*
Audit report regarding the estimates of the proved reserves, future production and discounted future net income attributable to Endeavor Mineral and Royalty Interests audited by Ryder Scott Company, L.P., an independent petroleum engineering firm, as of September 30, 2024.

99.7**	Press release, dated January 30, 2025, entitled “Diamondback Energy, Inc. Announces Drop Down Transaction.”
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
**	Furnished herewith.
#	Schedules (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the SEC upon request.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, which involve certain risks, uncertainties and assumptions that could cause the results to differ materially from those expected by the management of Viper. All statements, other than historical facts, that address activities that Viper assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including specifically the statements regarding the Pending Acquisitions discussed in this report and any potential capital markets transactions and other funding sources for the Pending Acquisitions, as well as statements regarding the pro forma results for the Pending Acquisitions and Viper’s operating and financial expectations following those acquisitions, including existing and future production on the mineral and royalty acreage subject to the Pending Acquisitions and Diamondback’s plans with respect to such Diamondback-operated acreage.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the Pending Acquisitions on anticipated terms and timing or at all, including obtaining the requisite regulatory and stockholder approvals for the Pending Drop Down, the satisfaction of other conditions to the Pending Acquisitions, uncertainties as to whether the Pending Acquisitions, if consummated, will achieve their anticipated benefits within the expected time periods or at all, and those risks described in Item 1A of Viper’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024, subsequent Forms 10-Q and 8-K and other filings Viper makes with the SEC, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Viper’s website at www.viperenergy.com/investors/, as well as those risks that will be more fully described in the definitive proxy statement on Schedule 14A that is intended to be filed with the SEC in connection with the Pending Drop Down.

In light of these factors, the events anticipated by Viper’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Viper conducts its business in a very competitive and rapidly changing environment and new risks emerge from time to time. Viper cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, if earlier, as of the date they were made. Viper does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

Additional Information about the Pending Drop Down and Where to Find It

In connection with the Pending Drop Down, Viper expects to file relevant materials with the SEC including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Viper will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the Pending Drop Down. This report is not a substitute for the proxy statement or for any other document that Viper may file with the SEC and send to its stockholders in connection with the Pending Drow Down. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PENDING DROP DOWN THAT VIPER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING DROP DOWN AND THE PARTIES TO THE PENDING DROP DOWN. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Pending Drop Down (when they become available) and any other documents filed by Viper with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Viper will be available free of charge on Viper’s website at www.viperenergy.com/investors.

Participants in the Solicitation

Viper and its directors and executive officers, and Diamondback as its parent and major stockholder, may be deemed, under SEC rules, to be participants in the solicitation of proxies from Viper’s stockholders in connection with the Pending Drop Down. Information about the directors and executive officers of Viper and, as applicable, about Diamondback, is set forth in (i) in Viper’s proxy statement for its 2024 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Stock Ownership” and “Certain Relationships and Related Transactions,” which was filed with the SEC on April 25, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1602065/000119312524113976/d796418ddef14a.htm, (ii) Viper’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/

edgar/data/1602065/000160206524000010/vnom-20231231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC.

Additional information about Diamondback may be found in Diamondback’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed by Diamondback with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors.

Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the SEC when they become available. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Viper’s website at www.viperenergy.com/investors.

No Offer or Solicitation

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY, INC.

Date:	January 30, 2025

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary